                                                                Exhibit 10.6 (a)











                            ASSET TRANSFER AGREEMENT



                                     Between



                      SHANGHAI SHANDA NETWORKING CO., LTD.


                                       and


               SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.

                            ASSET TRANSFER AGREEMENT


THIS AGREEMENT is made in Beijing, the People's Republic of China ("PRC") on this 18th day of February 2003 by and between

(1) SHANGHAI SHANDA NETWORKING CO., LTD. (the "Transferor"), with its legal address at 21st floor, Hua Rong Plaza, 1289 South Pudong Road, Shanghai, PRC; and

(2) SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. (the "Transferee"), with its legal address at Room 638-7, Building 2, 351 Guoshoujing Road, Zhangjiang Hi-Tech Park, Shanghai, PRC.

WHEREAS:

(A) The Transferor is a company primarily engaged in the operation of online games, with assets including but not limited to those set forth in Annex 1 and Annex 2 hereof;

(B) The Transferor agrees to transfer to the Transferee, and the Transferee agrees to acquire, all assets owned by the Transferor other than those listed in Annex 1.

THEREFORE, THE PARTIES HEREBY AGREE as follows:

1.      DEFINITIONS

        Unless the context requires otherwise, the following terms shall have the meanings given to them below when used in this Agreement:

        "Assets" means all assets (other than those listed in Annex 1) which are owned by the Transferor prior to the date hereof and are transferable under applicable laws, including but not limited to those listed in Annex 2. To the extent permitted by applicable laws, the assets listed in Annex 1 shall be re-transferred to the Transferee in a timely manner upon request by the Transferee.

        "Parties" means both the Transferor and the Transferee, and a "Party" means either one of them.

2.      TRANSFER OF ASSETS

2.1 The Transferor hereby agrees to transfer to the Transferee, and the Transferee hereby agrees to acquire, the Assets in accordance with the provisions of this Agreement.

2.2 The Parties agree that the price of the Assets to be transferred under this Agreement shall be the RMB equivalence of three million US dollars.

2.3 The Parties agree that the assets to be transferred by the Transferor to the Transferee under this Agreement shall include all assets owned by the Transferor other than those listed in Annex 1, including without limitation, client data, business information and trade secrets of various types owned by the Transferor.

2.4 The Transferor shall transfer the Assets to the Transferee in accordance with the provisions of this Agreement.

3.      CLOSING AND PAYMENT OF  TRANSFER PRICE

3.1 The Transferor shall be responsible for completing all procedures relating to ownership transfer and registration of the Assets. Within Sixty (60) days after the date of this Agreement, the Transferor shall close the transaction with the Transferee of all relevant assets hereunder, and thereafter, the Parties shall sign the Closing Acknowledgement Letter as attached in Annex 2 hereof evidencing the completion of the Assets transfer.

3.2 Within Thirty (30) days after the transfer and delivery of the Assets to the Transferee, the Transferee shall pay the Transfer price in RMB or in any other currency agreed upon by the Parties.

4.      REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR

        The Transferor represents and warrants to the Transferee that, on the date of this Agreement as well as on the date of transfer of each of the Assets to the Transferee:

        (a) It is a company duly organized and existing under the PRC laws and has good title, use right and/or other rights to the Assets, and all the Assets are free of any lease, lien, mortgage, pledge or other encumbrances;

        (b) It has all corporate powers and authorizations and has taken all corporate actions necessary for the transfer of the Assets hereunder;

        (c) The Assets to be transferred from the Transferor to the Transferee are transferable under PRC laws.

5.      INDEMNIFICATION

        The Transferor agrees that, if it is found to be in breach of any of the representations and warranties set forth in Article 4 hereof, it will indemnify the Transferee in full for and against all losses, liabilities, costs, charges and expenses incurred by the Transferee because of such breach.

6.      FURTHER UNDERTAKINGS OF THE TRANSFEROR

        The Transferor further undertakes to the Transferee that:

        (a) Between the date of this Agreement and the date of transfer of the Assets, it will not lease, mortgage, pledge or otherwise encumber any of the Assets;

        (b) Between the date of this Agreement and the date of transfer of the Assets, it will not make any covenants relating to any of the Assets, whether contractual or otherwise, other than those necessary for the Transferor to operate the Assets in the ordinary course of its business.

        (c) Without the Transferee's consent, it will not transfer to any third party any of the remaining assets which are not transferred from the Transferor to the Transferee under this Agreement.

7.      WAIVER

        A Party's failure to insist on strict and timely performance of any provision hereunder shall not constitute a waiver of such right, nor shall a Party's waiver of such right constitute a waiver with respect to subsequent breaches, similar or otherwise.

8.      SEVERABILITY

        If for any reason any provision of this Agreement becomes invalid or unenforceable in full or in part, or is in violation of any applicable laws, such provision shall be deemed to have been deleted herefrom, and to the extent permitted under the law and considered by the Parties at the time of executing the Agreement, replaced by an appropriate provision that is closest to what the Parties would have desired according to the meaning and purpose of the Agreement. The remaining provisions of this Agreement shall be valid and binding.

9.      NOTICE

        Notices and other communications between the Parties shall be prepared in Chinese in writing, and sent to the following addresses:

        Shanghai Shanda Networking Co., Ltd.
        Address:     21st floor, Hua Rong Plaza, 1289 South Pudong Road,
                     Shanghai, PRC
        Postal Code: 200122
        Attention:   Li ShuJun
        Fax:         50504720-8088

        Shengqu Information Technology (Shanghai) Co., Ltd.
        Address:     Room 638-7, Building 2, 351 Guoshoujing Road,
                     Zhangjiang Hi-Tech Park, Shanghai, China
        Attention:   Luo QianQian
        Fax:         50504720-4723

10.     LANGUAGE

        This Agreement is executed in Chinese. This Agreement and any amendment hereto may be executed by both Parties in separate counterparts, each and all of which shall be original and all of which together shall constitute one and the same instrument.

11.     GOVERNING LAW AND SETTLEMENT OF DISPUTES

11.1 This Agreement shall be governed by and construed in accordance with the published laws of the PRC.

11.2 All disputes arising from the execution of, or in connection with this Agreement shall be settled through friendly consultation between the Parties. If no settlement can be reached through consultation, the dispute shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) Shanghai Commission for arbitration in accordance with its arbitration rules then in effect. There shall be three arbitrators. The arbitration shall be held in Shanghai. The language of the arbitration shall be Chinese. The arbitral award shall be final and binding on both Parties. The costs of the arbitration shall be borne by the losing Party, unless the arbitration award stipulates otherwise.

12.     PREVIOUS AGREEMENTS

        This Agreement shall supercede all memorandums, agreements and arrangements previously entered into between the Parties on the subject matter hereof and all such memorandums, agreements and arrangements shall become void from the date of the execution of this Agreement.

13.     COUNTERPARTS AND EFFECTIVENESS

13.1 This Agreement may be executed by the Parties separately in one or any number of counterparts, each of which will be an original, but all of which together shall constitute one and the same agreement. All counterparts shall be identical.

13.2 This Agreement shall become effective after it is duly executed by authorized representatives of the Parties.

14.     AMENDMENTS

14.1 Any amendment to this Agreement shall be made in writing and signed by the authorized representatives of both Parties. When necessary, an amendment to this Agreement shall become effective upon approval of the relevant examination and approval authority.

14.2 Matters not covered in this Agreement shall be handled in accordance with the laws of the PRC.

IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have executed this Agreement in Shanghai, the PRC, as of the date first written above.

Transferor: Shanghai Shanda Networking Co., Ltd.

Seal:

-----------------------------
Authorized representative

Transferee: Shengqu Information Technology (Shanghai) Co., Ltd.

Seal:

-----------------------------
Authorized representative

ANNEX 1:

                      LIST OF ASSETS NOT TO BE TRANSFERRED

(If any Assets other than those listed in this Annex 1 shall be forbidden to be transferred under applicable laws, then such Assets shall be excluded from the Assets to be transferred hereunder.)

1.      Cash owned by the Transferor on the date of this Agreement;

2. ICP License and relevant certificates owned by the Transferor based on ICP License;

3. Articles of Association, minutes, book records or certificates and other non-transferable corporate documents of the Transferor.

4. Contracts, memorandum of understanding and other contractual documents (including contracts between the Transferor and telecommunication operators and distributors) entered into by the Transferor and third parties based on the ICP License;

Name of the Contract/Document                                                                      Date of Signing
------------------------------------------------------------------------------------------------------------------
I. Cooperation Agreement of Servers With Respect To Telecom
------------------------------------------------------------------------------------------------------------------
Cooperation Agreement with Qingcheng Server Group                                                  2/9/2002
------------------------------------------------------------------------------------------------------------------
Cooperation Agreement with Dianchi Server Group                                                    2/9/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Net Association Paradise II)                                                 4/15/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Three Gorges II)                                                             4/15/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Three Gorges)                                                                4/15/2002
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (Tianfu)                                                        4/27/2002
------------------------------------------------------------------------------------------------------------------
Hubei Liantong Net Service Contract                                                                5/28/2002
------------------------------------------------------------------------------------------------------------------
China Mobile Special Area Team Cooperation Agreement                                               5/28/2002
------------------------------------------------------------------------------------------------------------------
Chongqing Mobile Special Area IDC                                                                  5/29/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Liantong II)                                                                 4/15/2002
------------------------------------------------------------------------------------------------------------------
Server SpanningContract (Liantng Shanxi)                                                           6/07/2002
------------------------------------------------------------------------------------------------------------------
Guangtong Special Area Cooperation Agreement                                                       6/11/2002
------------------------------------------------------------------------------------------------------------------
GPRS Service and Cooperation Contract                                                              7/24/2002
------------------------------------------------------------------------------------------------------------------
Server Spanning Contract (Anhui Telecom)                                                           8/01/2002
------------------------------------------------------------------------------------------------------------------
Guangdong Telecom Special Area Cooperation Agreement                                               8/01/2002
------------------------------------------------------------------------------------------------------------------
Anhui Telecom Special Area Cooperation Agreement                                                   8/01/2002
------------------------------------------------------------------------------------------------------------------
Shenyang Liantong Server Trust Contract                                                            8/12/2002
------------------------------------------------------------------------------------------------------------------


Xi'an Telecom Special Area                                                                         8/12/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract                                                                               8/15/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract                                                                               8/15/2002
------------------------------------------------------------------------------------------------------------------
Chang Kuan Special Area                                                                            8/20/2002
------------------------------------------------------------------------------------------------------------------
Hunan Liantong Special Area Cooperation Agreement                                                  8/26/2002
------------------------------------------------------------------------------------------------------------------
Jiangxi Telecom Special Area Cooperation Agreement                                                 8/26/2002
------------------------------------------------------------------------------------------------------------------
Taizhou Telecom Special Area Cooperation Agreement                                                 8/26/2002
------------------------------------------------------------------------------------------------------------------
Guangxi Telecom Special Area Cooperation Agreement                                                 8/28/2002
------------------------------------------------------------------------------------------------------------------
Hebei Liantong Net Service Contract                                                                9/03/2002
------------------------------------------------------------------------------------------------------------------
Shenyang Telecom Special Area Cooperation Agreement                                                9/18/2002
------------------------------------------------------------------------------------------------------------------
ft2 Shenzhen Special Area Cooperation Agreement                                                    9/27/2002
------------------------------------------------------------------------------------------------------------------
Jiangsu Team Cooperation Agreement                                                                 9/27/2002
------------------------------------------------------------------------------------------------------------------
China Liantong Special Area Cooperation Agreement                                                  9/28/2002
------------------------------------------------------------------------------------------------------------------
Guangzhou Bu Zhou Shan Net Service Contract                                                        10/10/2002
------------------------------------------------------------------------------------------------------------------
Guangzhou, Zhejiang Liantong Net Service Contract                                                  10/10/2002
------------------------------------------------------------------------------------------------------------------
Gunagzhou, Jiangxi Liantong Net Service Contract                                                   10/10/2002
------------------------------------------------------------------------------------------------------------------
Liantong Foshan Net Service Contract                                                               10/15/2002
------------------------------------------------------------------------------------------------------------------
Special Cooperation Agreement (Education Net)                                                      10/15/2002
------------------------------------------------------------------------------------------------------------------
Changsha Telecom Special Area Cooperation Agreement                                                10/22/2002
------------------------------------------------------------------------------------------------------------------
Cooperation Agreement of the Application Project of IP Incremental Service Platform                10/22/2002
------------------------------------------------------------------------------------------------------------------
Zhengzhou Special Area Cooperation Agreement                                                       10/23/2002
------------------------------------------------------------------------------------------------------------------
Fortress Special Area (Tianfu)                                                                     10/25/2002
------------------------------------------------------------------------------------------------------------------
Jiangsu Special Area                                                                               10/28/2002
------------------------------------------------------------------------------------------------------------------
Hunan Liantong Net Service Contract                                                                10/30/2002
------------------------------------------------------------------------------------------------------------------
Heilongjiang Liantong Net Service Contract                                                         10/30/2002
------------------------------------------------------------------------------------------------------------------
Jinan Liantong Net Service Contract                                                                11/06/2002
------------------------------------------------------------------------------------------------------------------
Sichuan Public Information Special Area Cooperation Agreement                                      11/4/2002
------------------------------------------------------------------------------------------------------------------
Beijing Qianqin Special Area Cooperation Agreement                                                 11/22/2002
------------------------------------------------------------------------------------------------------------------
Henan Special Area Cooperation Agreement                                                           11/22/2002
------------------------------------------------------------------------------------------------------------------
Haerbin Special Area Cooperation Agreement                                                         11/22/2002
------------------------------------------------------------------------------------------------------------------
Cooperation Agreement of the Application Project IP
Incremental Service Platform (Xi'an Public Information)                                            11/19/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (China Wangtong Henan                                                         12/04/2002


Communication Bo'ai Branch)
------------------------------------------------------------------------------------------------------------------
Net Service Company (Zhengzhou Sipu Haiwei Network)                                                12/04/2002
------------------------------------------------------------------------------------------------------------------
Shangdu Information Harbor Agreement (Henan Zhengzhou Telecom Team Cooperation Agreement)          12/04/2002
------------------------------------------------------------------------------------------------------------------
Special Cooperation Agreement (Jilin Communication Yanbian Branch)                                 12/04/2002
------------------------------------------------------------------------------------------------------------------
Cooperation Agreement of the Application Project of IP
Incremental Service Platform (Hunan Telecom)                                                       12/12/2002
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (Zhejiang Telecom Co. Ltd.)                                     12/12/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Jiaxing Telecom Information Co. Ltd.)                                        12/12/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (China Liantong Hunan Branch)                                                 12/12/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Jiaxing Telecom Information)                                                 12/12/2002
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (Shanghai Broadcasting and Telecom)                             12/16/2002
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (Zhejiang Telecom Co. Ltd.)                                     12/12/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (China Liantong Guangxi Branch)                                               12/12/2002
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (Yiwu Hengshun Computer)                                        12/20/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (China Liantong Taiyuan Branch)                                               12/20/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Qingdao Communication Company)                                               12/20/2002
------------------------------------------------------------------------------------------------------------------
Jilin Communication Special Area Cooperation Agreement (Jilin Data Communication Bureau)           12/20/2002
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (Ningbo Public Information Industry)                            12/16/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Fuxin Haiding Hi-tech Development Center)                                    12/25/2002
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (China Telecom Group Hebei Branch)                              01/08/2003
------------------------------------------------------------------------------------------------------------------
Special Area Cooperation Agreement (Xinjiang Telecom)                                              01/08/2003
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Railway Information Co. Ltd. Xinjing Branch)                                 01/08/2003
------------------------------------------------------------------------------------------------------------------
Special Cooperation Agreement (Zhejiang Telecom Yiwu Telecom Bureau)                               11/28/2002
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Yantai Communication Company)                                                01/14/2003
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Fuxin Haiding Hi-tech Development                                            01/14/2003
------------------------------------------------------------------------------------------------------------------


Center)
-----------------------------------------------------------------------------------------------------------------
Fortress II Special Area Cooperation Agreement (Shenzhen Telecom)                                  01/17/2003
------------------------------------------------------------------------------------------------------------------
Net Service Contract (Yantai Communication Company Weihai Branch)                                  01/24/2003
------------------------------------------------------------------------------------------------------------------
Net Game Products Cooperation Agreement                                                            10/13/2001
------------------------------------------------------------------------------------------------------------------
China Wangtong Comprehensive Information Service Platform Cooperation Agreement                    11/06/2001
------------------------------------------------------------------------------------------------------------------
Cooperation Agreement with Tianfu Hotline (Shushan Server)                                         10/25/2001
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
II. Distribution Agreement
------------------------------------------------------------------------------------------------------------------
Termination of the cooperation with Yubi                                                           3/15/2002
------------------------------------------------------------------------------------------------------------------
Distribution Contract with Yubi                                                                    3/15/2002
------------------------------------------------------------------------------------------------------------------
Mail-Order Distribution Contract                                                                   6/03/2002
------------------------------------------------------------------------------------------------------------------
Distribution Contract of Pocket PC                                                                 6/12/2002
------------------------------------------------------------------------------------------------------------------
96163 Cooperation Agreement                                                                        6/20/2002
------------------------------------------------------------------------------------------------------------------
Distribution Contract of Books                                                                     7/16/2002
------------------------------------------------------------------------------------------------------------------
Distribution of Information Service                                                                7/24/2002
------------------------------------------------------------------------------------------------------------------
Channel Distribution Contract                                                                      8/09/2002
------------------------------------------------------------------------------------------------------------------
Yun Net Distribution and Service Cooperation Contract                                              8/27/2002
------------------------------------------------------------------------------------------------------------------
Channel Distribution Contract                                                                      8/27/2002
------------------------------------------------------------------------------------------------------------------
168 Cooperation                                                                                    10/28/2002
------------------------------------------------------------------------------------------------------------------
Information Service Distribution Contract (Jiangsu Public Multi-media Communication Bureau)        12/04/2002
------------------------------------------------------------------------------------------------------------------
Information Service Distribution Contract (Shanghai Broadcasting and telecom)                      12/16/2002
------------------------------------------------------------------------------------------------------------------
Exclusive Distribution of the Service Packet (Chengdu Shuzi Tianxia)                               12/18/2002
------------------------------------------------------------------------------------------------------------------
Service Agreement with Beijing Pocket PC MONCA                                                     10/24/2001
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
III. Trust Contract of Local Servers
------------------------------------------------------------------------------------------------------------------
Server Trust Contract                                                                              6/27/2002
------------------------------------------------------------------------------------------------------------------
Server Trust Contract                                                                              7/23/2002
------------------------------------------------------------------------------------------------------------------
Server Trust Contract                                                                              11/04/2002
------------------------------------------------------------------------------------------------------------------
Server Trust Contract                                                                              11/06/2002
------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
IV.  Contracts With Respect To Receiving Accounts
------------------------------------------------------------------------------------------------------------------
Three Parties' Net Bank Cards Connection Agreement (Bank of Communication)                         8/01/2002
------------------------------------------------------------------------------------------------------------------
Zhongxin Bank Card Agreement                                                                       8/01/2002
------------------------------------------------------------------------------------------------------------------
Zhongxin Bank Liqudation Agreement                                                                 8/26/2002
------------------------------------------------------------------------------------------------------------------
Cooperation Agreement of On-line Payment Platform Mobile Network                                   09/27/2001
------------------------------------------------------------------------------------------------------------------
On-line Payment Cooperation Agreement with Chinapay's Bank Cards                                   09/21/2001
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
V. Other Incremental Service Agreement
------------------------------------------------------------------------------------------------------------------
Net Dialing-in Contract (Shanghai Weidi Image and Data Communication)                              12/26/2002
------------------------------------------------------------------------------------------------------------------
Net Dialing-in Service Contract                                                                    8/27/2002
------------------------------------------------------------------------------------------------------------------
Net Dialing-in Contract                                                                            11/04/2002
------------------------------------------------------------------------------------------------------------------
ADSL Wide Band Binding Cooperation Agreement (Jiangsu Public Multi-media)                          12/04/2002
------------------------------------------------------------------------------------------------------------------
Shanda Series Game and ADSL Wide Band Binding Promotion Agreement (Hunan)                          12/12/2002
------------------------------------------------------------------------------------------------------------------

(NOTES:)

I.     COOPERATION AGREEMENT OF SERVERS WITH RESPECT TO TELECOM

       Under these agreements, Shanda is responsible for providing the game software and guaranteeing the operation of such games. The methods of cooperation are: 1. IDC Cooperation (e.g. the net service contract, the server group cooperation contract, the server spanning agreement, the cooperation agreement of the application project of incremental service platform, etc.); 2. Special Area Cooperation (e.g. the special area cooperation or the GPRS service cooperation contract, etc.). To ensure the operation of the games, operators shall have ICP Certificate. So, Shanda owning an ICP Certificate is the premise of such cooperation contracts.

II.    VARIOUS DISTRIBUTION AGREEMENTS

       Under these agreements, Shanda shall guarantee the good operation of such games for establishing the distributors' confidence. The good operation of the games is on the condition that the operator has an ICP Certificate. But if being permitted by laws, Shanda together with Shengqu Information and Technology (Shanghai) Co. Ltd. will re-make distribution contracts with the distributors.

III.   THE TRUST AGREEMENT OF LOCAL SERVERS

       To trust a server is to use the trusted server to provide information services. Considering the requirements for supervising the information contents by Chinese government, the trustee shall be qualified for providing the information contents and have an ICP Certificate.

IV.    AGREEMENT RELATING TO RECEIVING ACCOUNTS

       These contracts are made with banks or data settlement companies. ICP Certificate seems to be irrelevant under this circumstance. But actually, under these contracts Shanda consents to provide relevant service to the users, which is based on the fact that Shanda is qualified for the provision of such services, that is, having an ICP Certificate. But if being permitted by laws, Shanda together with Shengqu Information and Technology (Shanghai) Co. Ltd. will re-make distribution contracts with the distributors.

V.     OTHER INCREMENTAL SERVICES AGREEMENT

       Under these agreements, Shanda shall guarantee the operation of such games, which is based on the fact that it has a Certificate of ICP.

5. Software license agreements or the concerned agreements entered into between the Transferor and overseas clients (Including the seven software license agreements) (Notes: When permitted by applicable laws (including obtaining consents from overseas licensors), the Transferor shall sublicense all rights under various software license agreements to the Transferee before June 1st 2003, and shall endeavor to enable the Transferee to legally make payment of all relevant software license fees to the overseas licensors).

ANNEX 2:

                        LIST OF ASSETS TO BE TRANSFERRED
  (PLEASE SEE THE RELEVANT LIST OF ASSETS OF THE TRANSFEROR FOR MORE DETAILS)

C3 Scanner
Motorola V60
ErissionT20
Samsung PC
Weichuang PC Accessories
2 Fuji Laptop
Dopod 686 Cell Phone
Weichuang PC Accessories
Mianhua PC
2 Sharp Laptop
Weichuang PC Accessories
Juyang PC Accessories
2 Panasonic Air-conditions
Samsung Color TV Set
Electrograph
Projective Color TV Set
Aoge Electrograph
Toshiba Color TV Set
Digital Camera
EPSON Projector
HP Laser Printer
Canon Electrograph
Weichuang PC Accessories
Hanwang Namecard Scanner
Weiguang Electro Scanner
Bar Tablewares
Qunsheng Office Projector
Vidicon
Weichuang PC Accessories
Dopod 686 Cell Phone
Kangfa PC
2 Dopod Cell Phones
Juyang PC Accessories
Exhibition PC

2 Aiyisi Electrographs
Office Furnitures
Hongsheng Furnitures
Pudong Shenmei
3 Shanghai Yichu PC
Dopod Cell Phone
10 Panasonic Cell Phones
Hongkang Duplicator
4 Kangfa Laptops
Digital Camera
Juyang PC Accessories
HP Laser Printer
Dopod 686 Cell Phone
Weichaung PC Accessories
New Fangte Digital Camera
Hope PC Hard Disk
PC Hard Disk
Yidian PC Accessories
Yidian PC
Weichaung PC Accessories
IBM Laptop
Dopod 686 Cell Phone
Weichaung PC Accessories
Mianhua PC
Juyang PC Accessories
Xinkangfa PC
Shengda Air-conditions
Juyang PC Accessories
Juyang PC Accessories
Juyang PC Accessories
Laptop
Sony Laptop
Siemens 6688 Cell Phone
Philips 989 Cell Phone
Laptop
MOTO M-388
Dopod 686 Cell Phone
Mianhua PC
12 Dell Server
3C16980 Switchboard

Lianzhi 1 Server
Baode Server
Yongxin Auto KVM
Lianzhi 2 Server
Lianzhi 3 Server
Dell Server
Yongxin Switchboard
Intel Fireproofing
Lianzhi 1 Server
Lianzhi 4 Server
Lianzhi 5 Server
Lianzhi 6 Server
Lianzhi 6 Server Increment
Lianzhi 7 Server
Lianzhi 8 Server
Lianzhi 9 Server
Lianzhi 10 Server
Yongxin Switchboard
Intel Fireproofing
Dell Server
Dell Server
Zanhe 11 Server
Zanhe 12 Server
Zanhe 17 Server
Yongxin Switchboard 24 Ports
Yongxin Switchboard 40 Ports
Yongcin Switchboard 24 Ports
Yongxin Switchboard 8 Ports
Yongxin Switchboard 8 Ports
Zanhe 19 Server
Zanhe 20 Server
Zanhe 28 Server
Zanhe 31 Server
Lianzhi 11 Server
Lianzhi 12 Server
Beijng Langchao 1 Server
Zanhe 59 Server

6 Jingchangda KVM
Jingchangda KVM
Shanghai Mingyu 1 Switchboard
Shanghai Mingyu 2 Switchboard
Shanghai Mingyu 3 Switchboard
Shanghai Mingyu 4 Switchboard
Yongxin Switchboard 24+16 Ports
Beijing Langchao 2 Server
Beijing Langchao 3 Server
Beijing Langchao 4 Server
Jingchangda KVM
Beijing Langchao 5 Server
Beijing Langchao 6 Server
Beijing Langchao 7 Server
Beijing Langchao 8 Server
Shanghai Jinxin Bi-factors
Authentication
Shanghai Mingyu 4 Switchboard
Zanhe 131 Server
Baode Server
Dell Server
Guangzhou Yongling Access Door System
Guangzhou Yongling Access Door System
Guangzhou Yike PC
Beijing Langchao PC Server
Shanghai Mingyu Switchboard
Shanghai Mingyu Switchboard
Shanghai Mingyu Switchboard
Shanghai Internet Fireproofing
Dell Server
Beijing Langchao PC Server
Shanghai Mingyu Switchboard

Dell Server
Beijing Langchao PC Server
Hexun NTR04AA User Wire
Beijing Langchao PC Server
Dell Server
Shanghai Mingyu Switchboard
Shanghai Zhonghen PC Power Supply
Zhonglian Lvmeng Information
Technology
Beijing Langchao PC Server
Shanghai Xince Bi-factors
Authentication
Zanhe Chip
Beijing Langchao PC Server
Dell Server
Boqing Server
Beijing Langchao PC Server
Beijing Langchao PC Server
Lianzhi Server
Shanghai Weiming Switchboard
Shanghai Shenteng Server
Purchase-and-sale
Dell Server
Huadi PC Fireproofing
Dell Server
Beijing Langchao PC Server
Shanghai Jiuzheng Server
Shanghai Weiming Switchboard
Beijing Langchao PC Server
Beijign Langchao PC Server
Beijing Langchao PC Server
Shanghai Weiming Switchboard
Beijing Langchao PC Server
Beijing Lianzhi Chuangjie Science
and Technology Co. Ltd.
Shanghai shang'an Fireproofing

Shanghai Hexun Engineering
Technology Co. Ltd.
Windows Operating System
Shanghai Yitong Information Software
Shanghai Jindie Software
Beijing Tianwei Safe Server
Digit Certificate
Beijing Huaji Youtian Magnetic Tape
Warehouse
Fenglin Huoshan Technological Source Code
ESALES Software Copyright

Trademark            Type                Remark
----------           ----                ------
Logo                 09                  20011221  Issue of the Certificate          1686323
Black Cat Inspector  09                  20011221  Issue of the Certificate          1686324
Logo                 16                  20020228  Issue of the Certificate          1720862
Black Cat Inspector  16                  20020228  Issue of the Certificate          1720864
Logo                 38                  20020314  Issue of the Certificate          1731829
Black Cat Inspector  38                  20020314  Issue of the Certificate          1731815
Logo                 42                  20020414  Issue of the Certificate          1749903
Black Cat Inspector  42                  20020414  Issue of the Certificate          1749905
Logo                 09                  20011221  Issue of the Certificate          1686163
Stammer              09                  20011221  Issue of the Certificate          1686325
Logo                 16                  20020228  Issue of the Certificate          1720861
Stammer              16                  20020228  Issue of the Certificate          1720863
Logo                 25                  20020128  Issue of the Certificate          1705426
Stammer              25                  20020128  Issue of the Certificate          1705380
Logo                 38                  20020314  Issue of the Certificate          1731827
Stammer              38                  20020314  Issue of the Certificate          1731828
Logo                 42                  20020514  Issue of the Certificate          1769295
Stammer              42                  20020414  Issue of the Certificate          1749904
STAMMER              09                  20020107  Issue of the Certificate          1694412
STAMMER              42                  20010614  Issue of the Certificate          1587985
Guigu                38                  20010507  Issue of the Certificate          1567897
Shanda               9                   20020314  Letter of Acceptance
Shanda               38                  20020314  Letter of Acceptance
SHANDA               38                  20020314  Letter of Acceptance
Shanda               42                  20020314  Letter of Acceptance
SHANDA               42                  20020314  Letter of Acceptance


Shanda               41                  20020829  Letter of Acceptance
SHANDA               41                  20020829  Letter of Acceptance
Mir of Legend        41                  20020829  Letter of Acceptance
BNB                  41                  20021031  Letter of Acceptance
Tactic Commander     41                  20021031  Letter of Acceptance
Shada Fotress 2      41                  Letter of Acceptance
Mir of Legend        9                   Letter of Acceptance
Mir of Legend        16                  Letter of Acceptance
Mir of Legend        25                  Letter of Acceptance
Mir of Legend        41                  Letter of Acceptance

                             ACKNOWLEDGEMENT LETTER


The Transferor and the Transferee hereby jointly acknowledge that the Transferor has transferred to the Transferee and the Transferee has acquired from the Transferor all Assets to be transferred under this Agreement, and that the Parties have completed the relevant procedures of ownership transfer relating to such Assets.


Transferor: Shanghai Shanda Networking Co., Ltd.


-------------------------------
                Seal


Transferee: Shengqu Information Technology (Shanghai) Co., Ltd.


-------------------------------
                Seal

Date of acknowledgement:          , 2003

                                                                Exhibit 10.6 (b)
                      AMENDMENT TO ASSET TRANSFER AGREEMENT


THIS AMENDMENT TO ASSET TRANSFER AGREEMENT ("Amendment") is made as of February 25, 2003 in Shanghai, P.R.C., by and between

(1) Shanghai Shanda Networking Co., Ltd. ("Shanda"), with its legal address at 21st floor, Hua Rong Plaza, 1289 South Pudong Road, Shanghai, PRC; and

(2) Shengqu Information Technology (Shanghai) Co., Ltd. ("Shengqu"), with its legal address at Room 638-7, Building 2, 351 Guoshoujing Road, Zhangjiang Hi-Tech Park, Shanghai, PRC;

WHEREAS,

A. Shanda and Shengqu ("Parties") are parties to that certain ASSET TRANSFER AGREEMENT dated as of February 18, 2003 (the "Agreement"), pursuant to which Shanda shall transfer all Assets to Shengqu to the extent permitted by applicable laws.

B. Parties agree to modify the price of transferred Assets according to the book net value of such Assets.

NOW, THEREFORE, in consideration of the applicable conditions, the Parties agree to amend the Agreement as follows.

1. Section 2.2 of the Agreement is amended so that it reads in its entirety as follows: The Parties agree that the price of the Assets transferred under this Agreement shall be RMB 46,529,487.14, which is calculated based on the book net value of the transferred Assets.

2.      Other provisions of the Agreement shall remain unchanged.


IN WITNESS WHEREOF, the Parties, acting through their duly authorised representatives, have executed this Amendment as of the date first written above.


Shanghai Shanda Networking Co., Ltd.
Seal:

---------------------
Authorized representative


Shengqu Information Technology (Shanghai) Co. Ltd.
Seal:

---------------------
Authorized representative

                                                                Exhibit 10.6 (c)


               SUPPLEMENTARY AGREEMENT TO ASSET TRANSFER AGREEMENT


THIS SUPPLEMENTARY AGREEMENT TO ASSET TRANSFER AGREEMENT ("Supplementary Agreement") is made as of June 20, 2003 in Shanghai, P.R.C., by and between

(1) Shanghai Shanda Networking Co., Ltd.(the "Transferor"), with its legal address at 21st floor, Hua Rong Plaza, 1289 South Pudong Road, Shanghai, PRC; and

(2) Shengqu Information Technology (Shanghai) Co., Ltd.( the "Transferee"), with its legal address at Room 638-7, Building 2, 351 Guoshoujing Road, Zhangjiang Hi-Tech Park, Shanghai, PRC;

WHEREAS,

A. Shanda and Shengqu ("Parties") are parties to that certain ASSET TRANSFER AGREEMENT dated as of February 18, 2003 (the "Agreement").

B.      The Parties now desire to supplement the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, of the Agreement and of the covenants and obligations set forth herein, Shanda and Shengqu agree as follows.

1.      Section 3.1 of the Agreement

        The former provision was:

        The Transferor shall be responsible for completing all procedures relating to ownership transfer and registration of the Assets. Within Sixty (60) days after the date of this Agreement, the Transferor shall close the transaction with the Transferee of all relevant assets hereunder, and thereafter, the Parties shall sign the Closing Acknowledgement Letter as attached in Annex 2 hereof evidencing the completion of the Assets transfer.

        Now it is amended so that it reads in its entirety as follows:

        The Transferor shall be responsible for completing all procedures relating to ownership transfer and registration of the Assets. Within Six (6) months after the date of this Agreement, the Transferor shall close the transaction with the Transferee of all relevant assets hereunder, and thereafter, the Parties shall sign the Closing Acknowledgement Letter as attached in Annex 2 hereof evidencing the completion of transfer of Assets transfer.

2. This Supplementary Agreement shall be effective on the date on which it is executed by the Parties. In the event that there is any discrepancy between this Supplementary Agreement and the Agreement, the terms and conditions of this Supplementary Agreement shall prevail. This Supplementary Agreement shall have two (2) counterparts, of which each Party shall hold one (1).

Transferor: Shanghai Shanda Networking Co., Ltd.

Seal:

---------------------
Authorized representative


Transferee: Shengqu Information Technology (Shanghai) Co., Ltd.

Seal:

---------------------
Authorized representative

                                                                Exhibit 10.6 (d)




                            SUPPLEMENTAL AGREEMENT TO
                            ASSET TRANSFER AGREEMENT



                                     Between



               SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.


                                       and


                      SHANGHAI SHANDA NETWORKING CO., LTD.









                                 Shanghai, China

               SUPPLEMENTAL AGREEMENT TO ASSET TRANSFER AGREEMENT


THIS AGREEMENT is made in Shanghai, the People's Republic of China ("PRC") on this 18th day of December 2003 by and between:

(1) SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. ("Party A"), with its registered address at Room 638-7, Building 2, 351 Guoshoujing Road, Zhangjiang Hi-Tech Park, Shanghai, PRC; and

(2) SHANGHAI SHANDA NETWORKING CO., LTD. ("Party B"), with its registered address at 21st floor, Hua Rong Plaza, 1289 South Pudong Road, Shanghai, PRC.


WHEREAS:

(A) Pursuant to an Asset Transfer Agreement, dated 18th February 2003, entered into between Party A and Party B, Party B transferred relevant equipments to Party A;

(B) Due to the business requirements of Party B, Party B desires to re-purchase from Party A part of the equipments.

THEREFORE, THE PARTIES HEREBY AGREE as follows:

1.      DEFINITIONS

        Unless the context requires otherwise, the following terms shall have the meanings given to them below when used in this Agreement:

        "Transferred Equipments" means all the equipments listed in Annex 1 hereof.

        "Parties" means both Party A and Party B, and a "Party" means either one of them.

2.      TRANSFER OF EQUIPMENTS

2.1 Party A hereby agrees to transfer to Party B, and Party B hereby agrees to acquire, the Transferred Equipments in accordance with the provisions of this Agreement.

2.2 The Parties agree that the transfer price of the Transferred Equipments under this Agreement shall be RMB 1,389,785.83.

3.      CLOSING AND PAYMENT OF TRANSFER PRICE

3.1 Within three (3) working days of the execution date of this Agreement, Party A and Party B shall close all the transactions hereunder, and thereafter, the Parties shall, at the site of the delivery, execute an Closing Acknowledgement Letter as attached in Annex 2 hereof evidencing the completion of transfer of Transferred Equipments hereunder.

3.2 Within five (5) working days after the transfer and delivery of all Transferred

        Equipments to Party B, Party B shall pay Party A the Transfer Price in RMB or other currencies as agreed upon by the Parties.

4.      THE RELATIONSHIP BETWEEN THIS AGREEMENT AND EQUIPMENT LEASE AGREEMENT

        In considering of that, prior to the effectiveness of this Agreement, the Transferred Equipments are leased by Party A to Party B pursuant to the Equipment Lease Agreement entered into by the Parties, the Parties hereby agree that:

        (a) Upon the effective date of this Agreement, the equipments listed in Annex 1 hereof shall be deleted from the list of equipments leased by Party A to Party B under the Equipment Leasing Agreement;

        (b) From the month of the effective date of this Agreement, the base amount for calculating the rent under the Equipment Lease Agreement shall be adjusted accordingly so that the new base amount shall equal to the original base amount less the aggregate original book value of the equipments listed in Annex 1 hereof.

5.      REPRESENTATIONS AND WARRANTIES OF PARTY A

        Party A represents and warrants to Party B that, on the execution date of this Agreement as well as on the date of transfer of each of the Transferred Equipments to Party B:

        (a) Party A is a company duly organized and existing under the PRC laws and has good title, use right and/or any other rights to the Transferred Equipments and all the Transferred Equipments are free of any lease, lien, mortgage, pledge or other encumbrances;

        (b) It has all corporate powers and authorization and has taken all corporate actions necessary for the transfer of the Transferred Equipments hereunder;

        (c) The Transferred Equipments to be transferred from Party A to Party B are legally transferable under PRC laws.

6.      INDEMNIFICATION

        Party A agrees that, if it is found to be in breach of any of the representations and warranties set forth in Article 5 hereof, it will indemnify Party B in full for and against all losses, liabilities, costs, charges and expenses incurred by Party B because of such breach.

7.      WAIVER

        A Party's failure to insist on strict and timely performance of any provision hereunder shall not constitute a waiver of such right, nor shall a Party's waiver of such right constitute a waiver with respect to subsequent breaches, regardless of whether the subsequent breaches are similar or otherwise.

8.      SEVERABILITY

        If for any reason any provision of this Agreement becomes invalid or unenforceable in full or in part, or is in violation of any applicable laws, such provision shall be deemed to have been deleted herefrom, and to the extent permitted under the law and considered by the Parties at the time of executing the Agreement, replaced by an appropriate provision that is closest to what the Parties would have desired according to the meaning and purpose of the Agreement. The remaining provisions of this Agreement shall be valid and binding.

9.      NOTICE

        Notices and other communications between the Parties shall be prepared in Chinese and in writing, and shall be sent to the following addresses:

        For Party A:
        Shengqu Information Technology (Shanghai) Co., Ltd.
        Address: Room 638-7, Building 2, 351 Guoshoujing Road, Zhangjiang Hi-Tech Park, Shanghai, China

        For Party B:
        Shanghai Shanda Networking Co., Ltd.
        Address:     21st floor, Hua Rong Plaza, 1289 South Pudong Road,
                     Shanghai, PRC

10.     LANGUAGE

        This Agreement is executed in Chinese. This Agreement and any amendment hereto may be executed by both Parties in separate counterparts, each and all of which shall be original and all of which together shall constitute one and the same instrument.

11.     GOVERNING LAW AND DISPUTE RESOLUTION

11.1 This Agreement shall be governed by and construed in accordance with the published laws of the PRC.

11.2 All disputes arising from the execution of, or in connection with this Agreement shall be settled through friendly negotiations between the Parties. If no settlement can be reached through friendly negotiations, the dispute shall be submitted to the China International Economic and Trade Arbitration Commission (CIETAC) Shanghai Commission for arbitration in accordance with its then effective arbitration rules. There shall be three arbitrators. The arbitration shall be held in Shanghai and the language of the arbitration shall be Chinese. The arbitral award shall be final and binding on both Parties. The costs of the arbitration shall be borne by the losing Party, unless the arbitration award stipulates otherwise.

12.     COUNTERPARTS AND EFFECTIVENESS

12.1 This Agreement may be executed by the Parties separately in one or any number of counterparts, each counterpart will be an original, but all of which together shall constitute one and the same agreement. All the counterparts shall be identical.

12.2 This Agreement shall become effective after it is duly executed by authorized representatives of the Parties.

13.     AMENDMENTS

13.1 Any amendment to this Agreement shall be made in writing and signed by the authorized representatives of both Parties. When necessary, an amendment to this Agreement shall become effective upon approval of the relevant examination and approval authority.

13.2 Matters not covered in this Agreement shall be governed in accordance with the laws of the PRC.

IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have executed this Agreement in Shanghai, the PRC as of the date first written above.

[Remainder of this Page has Intentionally Left Blank]

[Execution Page]

Party A: Shengqu Information Technology (Shanghai) Co., Ltd.
(Seal)


---------------------
Authorized representative




Party B: Shanghai Shanda Networking Co., Ltd.
(Seal)

---------------------
Authorized representative

ANNEX 1

                         LIST OF TRANSFERRED EQUIPMENTS

Fixed Asset Code             Fixed Asset Name             Asset Value (RMB)
----------------             ----------------             -----------------
C150006                      Server                              12,658.96
C150007                      Server                              12,658.96
C150008                      Server                              12,658.96
C150009                      Server                              12,658.96
C110721                      Server                               9,598.81
C110499                      Server                               8,765.36
C110357                      Server                               8,765.36
C110358                      Server                               8,765.36
C150004                      Server                              20,329.32
C110274                      Server                              43,422.26
C110283                      Server                              10,104.92
C110493                      Server                               9,042.13
C110494                      Server                               9,042.13
C110455                      Server                               9,042.13
C110438                      Server                              10,315.76
C110495                      Server                              13,707.24
C150005                      Server                              13,021.88
C110552                      Server                              13,000.68
C110724                      Server                              10,331.20
C110723                      Server                              10,331.20
C110719                      Server                              14,250.62
C110722                      Server                              14,250.62
C110725                      Server                              14,250.62
C110726                      Server                              14,250.62
C110727                      Server                              14,250.62
C110667                      Server                              10,632.59
C110728                      Server                              16,864.47
C110973                      Server                              16,864.47
C111194                      Server                              12,323.64
C111032                      Server                              14,839.11
C111033                      Server                              14,839.11
C111034                      Server                              14,839.11
C111035                      Server                              14,839.11


C111036                      Server                              14,839.11
C111080                      Server                              11,149.39
C111081                      Server                              11,149.39
C111091                      Server                              14,839.11
C111092                      Server                              14,839.11
C110289                      Server                              24,464.48
C111308                      Server                              15,012.56
C111268                      Server                              15,012.56
C111269                      Server                              15,012.56
C170024                      Server                              15,012.56
C111277                      Server                              15,012.56
C111276                      Server                              15,012.56
C111270                      Server                              16,597.22
C111274                      Server                              15,012.56
C111275                      Server                              16,597.22
C111271                      Server                              16,597.22
C111272                      Server                              15,012.56
C111273                      Server                              15,012.56
C111241                      Server                              15,012.56
C170025                      Server                              15,012.56
C110175                      Server                              28,736.84
C190199                      Server                              10,280.44
C190198                      Server                              10,280.44
C190196                      Server                              10,280.44
C190197                      Server                              10,280.44
C190177                      Server                              10,280.44
C190201                      Server                              10,280.44
C190202                      Server                              10,280.44
C190153                      Server                              10,280.44
C190200                      Server                              10,280.44
C190154                      Server                              10,280.44
C190178                      Server                              10,280.44
C190323                      Server                              14,542.91
C190322                      Server                              14,542.91
C170615                      Server                              18,905.79
C170618                      Server                              16,906.14
C190329                      Server                              14,542.91
C111340                      Server                              17,075.50


C111339                      Server                              17,075.50
C111337                      Server                              17,075.50
C111348                      Server                              17,075.50
C111338                      Server                              17,075.50
C170434                      Server                              81,437.00
C170435                      Server                              81,437.00
C190613                      Server                              18,552.48
C190617                      Server                              18,552.48
C190618                      Server                              18,552.48
C190619                      Server                              18,552.48
C190620                      Server                              18,552.48
C190603                      Server                              17,257.20
C190604                      Server                              17,257.20
C190622                      Server                              18,552.48
C150016                      Server                               9,694.13
C150012                      Server                              13,021.88
Total: 87                    Total Value:                     1,389,785.83

ANNEX 2:

                             ACKNOWLEDGEMENT LETTER


Party A and Party B hereby jointly acknowledge that Party A has transferred to Party B and Party B has acquired from Party A all Transferred Equipments to be transferred under the SUPPLEMENTAL AGREEMENT TO ASSET TRANSFER AGREEMENT.


Party A: Shengqu Information Technology (Shanghai) Co., Ltd.


---------------------
                Seal


Party B: Shanghai Shanda Networking Co., Ltd.


---------------------
                Seal

Date of acknowledgement: [  ] [  ], 2003